UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2012

AMERICAN GOLDFIELDS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49996	71-0867612
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3481 E Sunset Road, Suite 100
Las Vegas, NV 89120
(Address of principal executive offices)

1-702-315-0468
(Registrant’s telephone number, including area code)

__________________
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3. Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On January 13, 2012, American Goldfields Inc., a Nevada corporation (the “Company”), closed a private placement of 13,000,000 shares at $.01 per share for a total offering price of $130,000. The shares were offered by the Company pursuant to an exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended.  The private placement was fully subscribed to by a non-U.S. corporation.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2011	American Goldfields Inc.

/s/ Richard Kehmeier
Richard Kehmeier, Chief Executive Officer and President